Exhibit 99.1
Paper | Packaging | Solutions 2024 Second Quarter Results Consistently Delivering

2 Paper | Packaging | Solutions © 2024 Smurfit Westrock. All Rights Reserved. Forward Looking Statements This presentation includes certain “forward-looking statements” (including within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended) regarding, among other things, the plans, strategies, outcomes, and prospects, both business and financial, of Smurfit Westrock plc (the “Company”), the expected benefits of the completed combination of Smurfit Kappa Group plc and WestRock Company to form the combined company of Smurfit Westrock (the “Combination”) (including, but not limited to, synergies), and any other statements regarding the Company’s future expectations, beliefs, plans, objectives, results of operations, financial condition and cash flows, or future events or performance. Statements that are not historical facts, including statements about the beliefs and expectations of the management of the Company, are forward-looking statements. Words such as “may”, “will”, “could”, “should”, “would”, “anticipate”, “intend”, “estimate”, “project”, “plan”, “believe”, “expect”, “target”, “prospects”, “potential”, “commit”, “forecasts”, “aims”, “considered”, “likely”, “estimate” and variations of these words and similar future or conditional expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. While the Company believes these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond the control of the Company. By their nature, forward-looking statements involve risk and uncertainty because they relate to events and depend upon future circumstances that may or may not occur. Actual results may differ materially from the current expectations of the Company depending upon a number of factors affecting its business, including risks associated with the integration and performance of the Company following the Combination. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include: developments related to pricing cycles and volumes; economic, competitive and market conditions generally, including macroeconomic uncertainty, customer inventory rebalancing, the impact of inflation and increases in energy, raw materials, shipping, labor and capital equipment costs; reduced supply of raw materials, energy and transportation, including from supply chain disruptions and labor shortages; intense competition; risks related to international sales and operations; the Company’s ability to respond to changing customer preferences and to protect intellectual property; results and impacts of acquisitions by the Company; the amount and timing of the Company’s capital expenditures; evolving legal, regulatory and tax regimes; changes in economic, financial, political and regulatory conditions in Ireland, the United Kingdom, the United States and elsewhere, and other factors that contribute to uncertainty and volatility, natural and man-made disasters, civil unrest, pandemics (such as the COVID-19 pandemic), geopolitical uncertainty, and conditions that may result from legislative, regulatory, trade and policy changes associated with the current or subsequent Irish, US or UK administrations; the ability of the Company to successfully recover from a disaster or other business continuity problem due to a hurricane, flood, earthquake, terrorist attack, war, pandemic, security breach, cyber-attack, power loss, telecommunications failure or other natural or man-made event, including the ability to function remotely during long-term disruptions such as the COVID-19 pandemic; the impact of public health crises, such as pandemics (including the COVID-19 pandemic) and epidemics and any related company or governmental policies and actions to protect the health and safety of individuals or governmental policies or actions to maintain the functioning of national or global economies and markets; the potential impairment of assets and goodwill; the scope, costs, timing and impact of any restructuring of operations and corporate and tax structure; actions by third parties, including government agencies; the Company’s ability to achieve the synergies and value creation contemplated by the Combination; the availability of sufficient cash to distribute dividends to the Company’s shareholders in line with current expectations; the Company’s ability to promptly and effectively integrate Smurfit Kappa’s and WestRock’s businesses; the Company’s ability to successfully implement strategic transformation initiatives; the Company’s significant levels of indebtedness; the impact of the Combination on the Company’s credit ratings; legal proceedings instituted against the Company; the Company’s ability to retain or hire key personnel; the Company’s ability to meet expectations regarding the accounting and tax treatments of the Combination, including the risk that the Internal Revenue Service may assert that the Company should be treated as a US corporation or be subject to certain unfavorable US federal income tax rules under Section 7874 of the Internal Revenue Code of 1986, as amended, as a result of the Combination; other factors such as future market conditions, currency fluctuations, the behavior of other market participants, the actions of regulators and other factors such as changes in the political, social and regulatory framework in which the Company’s group operates or in economic or technological trends or conditions; and other risk factors included in the Company’s filings with the Securities and Exchange Commission. Neither the Company nor any of its associates or directors, officers or advisers provides any representation, assurance or guarantee that the occurrence of the events expressed or implied in any such forward-looking statements will actually occur. You are cautioned not to place undue reliance on these forward-looking statements. Other than in accordance with its legal or regulatory obligations (including under the UK Listing Rules, the Disclosure Guidance and Transparency Rules, the UK Market Abuse Regulation and other applicable regulations), the Company is under no obligation, and the Company expressly disclaims any intention or obligation, to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise. Non-GAAP Measures Smurfit Westrock plc (“Smurfit Westrock”) and Smurfit Kappa Group plc (“Smurfit Kappa”) report their financial results in accordance with accounting principles generally accepted in the United States ("GAAP"). However, management believes certain non-GAAP financial measures provide Smurfit Westrock’s board of directors, investors, potential investors, securities analysts and others with additional meaningful financial information that should be considered when assessing our ongoing performance. Management also uses these non-GAAP financial measures in making financial, operating and planning decisions, and in evaluating company performance. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, the GAAP results. The non-GAAP financial measures we present may differ from similarly captioned measures presented by other companies. We provide reconciliations of these non-GAAP financial measures to the most directly comparable financial measures calculated in accordance with GAAP in the Appendix.

3 Paper | Packaging | Solutions © 2024 Smurfit Westrock. All Rights Reserved. A globally admired business, dynamically and sustainably delivering secure and superior returns for all stakeholders 3 Paper | Packaging | Solutions © 2024 Smurfit Westrock. All Rights Reserved.

4 Paper | Packaging | Solutions © 2024 Smurfit Westrock. All Rights Reserved. A defining moment Presents a unique opportunity to build significant long-term value for all stakeholders We believe this combination creates the leader in sustainable packaging with: • An unparalleled footprint around the world • A unique portfolio of packaging solutions serving diverse, growing end markets • Industry leading operational execution & innovation This management team has a proven track record of: • Identifying, acquiring, integrating and optimising underperforming or undervalued assets • Operating and financial excellence - consistently delivering superior performance for all stakeholders

5 Paper | Packaging | Solutions © 2024 Smurfit Westrock. All Rights Reserved. EBITDA margin** Dividend Net leverage ratio** Return on capital employed** 10 11 12 13 14 15 16 17 18 19 20 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 5 7 9 11 13 15 17 19 21 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 0 0.5 1 1.5 2 2.5 3 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 0 20 40 60 80 100 120 140 160 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 Performance measures* *Due to the timing of the completion of the combination of Smurfit Kappa and WestRock Company subsequent to the end of the quarter, these results include Smurfit Kappa, but do not include WestRock Company. ** EBITDA margin, net leverage ratio and return on capital employed are historic reported non-GAAP IFRS performance measures, and are calculated in euro % % € cent

6 Paper | Packaging | Solutions © 2024 Smurfit Westrock. All Rights Reserved. Transformed perceptions of the European industry Our journey so far Embedded core values of loyalty, integrity, respect and safety Fostered a performance-led, entrepreneurial and winning culture

7 Paper | Packaging | Solutions © 2024 Smurfit Westrock. All Rights Reserved. A global leader in sustainable packaging • Leading North American corrugated and consumer packaging company • Strong positions in Brazil and Mexico • Broad portfolio of packaging solutions serving diverse, growing end markets • Attractive global consumer packaging business • Leading integrated corrugated packaging company • European leader in containerboard and corrugated and large scale pan regional player in the Americas • Industry leading operational execution & innovation, delivering best in class performance & returns • High margin specialty businesses

8 Paper | Packaging | Solutions © 2024 Smurfit Westrock. All Rights Reserved. Major areas of focus post-close A great foundation Continue to keep the focus on our core business; providing our customers with leading innovative and sustainable packaging solutions Put the customer first Promote our performance-led culture to deliver for all stakeholders Focus on execution and value Build a cohesive culture that harnesses the best of Smurfit Kappa and WestRock Support our people

9 Paper | Packaging | Solutions © 2024 Smurfit Westrock. All Rights Reserved. Financials

10 Paper | Packaging | Solutions © 2024 Smurfit Westrock. All Rights Reserved. Q2 2024 financial highlights* Net Sales Adjusted EBITDA** Adjusted Free Cash Flow** Net Leverage Ratio** $3bn $480m 16.2% $186m 1.6x Adjusted EBITDA Margin** Approx. *Due to the timing of the completion of the combination of Smurfit Kappa and WestRock Company subsequent to the end of the quarter, these results include Smurfit Kappa, but do not include WestRock Company. **Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Free Cash Flow and Net Leverage Ratio are non-GAAP financial measures. See the Appendix for the discussion and reconciliation of these measures to the most comparable GAAP measures.

11 Paper | Packaging | Solutions © 2024 Smurfit Westrock. All Rights Reserved. H1 2024 Smurfit Kappa & WestRock* Net Sales Adjusted EBITDA** Net Leverage Ratio** $15.4bn* $2.24bn* 14.5%* 2.5x* Adjusted EBITDA Margin** Approx. *The non-GAAP combined information included in this presentation with respect to Smurfit Westrock for the six months ended June 30, 2024, represents the total of the individual, unaudited amounts for each of Smurfit Kappa and WestRock for the six months ended June 30, 2024. Such combined information has not been prepared in compliance with Article 11 of Regulation S-X, nor prepared on a consolidated basis under U.S. GAAP. The final accounting for the acquisition is not yet complete due to the inherent complexity and short period of time between the completion of the combination and this presentation and the accompanying earnings call. The accounting for the acquisition is subject to adjustment on completion of the process and analysis of the acquisition. For these reasons, the non-GAAP combined information provided here may differ materially from the final accounting for the acquisition and any pro forma information we provide in the future in compliance with Article 11 of Regulation S-X. **Adjusted EBITDA, Adjusted EBITDA Margin and Net Leverage Ratio are non-GAAP measures, See the Appendix for the discussion and reconciliation of these measures to the comparable GAAP measure. Approx.

12 Paper | Packaging | Solutions © 2024 Smurfit Westrock. All Rights Reserved. Paper | Packaging | Solutions Take advantage of our complementary capabilities in the U.S. and Mexico, balancing long-short positions in some of our key areas of influence. Paper Integration Fiber Integration Procurement Significant opportunities identified at a category-specific level, with expected upside following further analysis. Enhanced integration across North America, Latin America, and Europe, optimizing supply chains and substituting third-party purchases to increase margins. Capturing opportunities

13 Paper | Packaging | Solutions © 2024 Smurfit Westrock. All Rights Reserved. Capital allocation Growth, integration and sustainability focused Progressive policy is a key component of capital allocation discussion Strong investment grade credit rating Selective when other capital allocation demands have been satisfied Capital expenditure Dividend Balance sheet Other shareholder returns Capital allocation Disciplined approach – returns based Disciplined, value M+A accretive approach

14 Paper | Packaging | Solutions © 2024 Smurfit Westrock. All Rights Reserved. Conclusion

A portfolio of unparalleled scale

Uniquely positioned to deliver to customers

Paper



Corrugated packaging



Bag-in-box



Paper sack


HOLCIM
FUERTE

Trays



Folding cartons



Cans/tubes



Rigid boxes



Specialty packaging



Displays



Cerepak®



EnduraGrip®



EnShield®



PET Collar®



WetTech® + kraft bag



Punnets



Beverage packaging


SKAGEN

Packaging machinery



Experience centers



Fiber procurement



15 Paper | Packaging | Solutions

© 2024 Smurfit Westrock. All Rights Reserved.

16 Paper | Packaging | Solutions © 2024 Smurfit Westrock. All Rights Reserved. Key pillars Optimising the integrated model Customer focused innovation Performance culture Disciplined capital allocation Sustainability leadership

17 Paper | Packaging | Solutions © 2024 Smurfit Westrock. All Rights Reserved. Creating the future Loyalty Loyalty Integrity Respect Safety

18 Paper | Packaging | Solutions © 2024 Smurfit Westrock. All Rights Reserved. I believe that given the strength of our market position and the quality of our people, we are creating something truly unique. Smurfit Westrock will become the go-to sustainable packaging company, with the right product, in the right space, at the right time.

19 Paper | Packaging | Solutions © 2024 Smurfit Westrock. All Rights Reserved.

20 Paper | Packaging | Solutions © 2024 Smurfit Westrock. All Rights Reserved. Appendix

21 Paper | Packaging | Solutions © 2024 Smurfit Westrock. All Rights Reserved. Our purpose Create Protect Care

22 Paper | Packaging | Solutions © 2024 Smurfit Westrock. All Rights Reserved. Non-GAAP Financial Measures and Reconciliations Smurfit Westrock plc (“Smurfit Westrock”) and Smurfit Kappa Group plc (“Smurfit Kappa”) report their financial results in accordance with accounting principles generally accepted in the United States ("GAAP"). However, management believes certain non-GAAP financial measures provide Smurfit Westrock’s board of directors, investors, potential investors, securities analysts and others with additional meaningful financial information that should be considered when assessing our ongoing performance. Management also uses these non-GAAP financial measures in making financial, operating and planning decisions, and in evaluating company performance. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, the GAAP results. The non GAAP financial measures we present may differ from similarly captioned measures presented by other companies. Smurfit Westrock and Smurfit Kappa use the non-GAAP financial measures “Adjusted EBITDA,” “Adjusted EBITDA margin,” “Adjusted Free Cash Flow, “Net Debt” and “Net Leverage Ratio.” We discuss below details of the non-GAAP financial measures presented by us and provide reconciliations of these non-GAAP financial measures to the most directly comparable financial measures calculated in accordance with GAAP. Definitions Smurfit Westrock and Smurfit Kappa use the non-GAAP financial measures “Adjusted EBITDA” and “Adjusted EBITDA Margin” to evaluate their overall performance. The composition of Adjusted EBITDA is not addressed or prescribed by GAAP. Smurfit Westrock and Smurfit Kappa define Adjusted EBITDA as net income before taxes, interest expense, net, depreciation, depletion and amortization expense, goodwill impairment, impairment of other assets, transaction-related expenses associated with the combination of Smurfit Kappa and WestRock, restructuring costs, legislative or regulatory fines and reimbursements, share-based compensation expense, pension expense (excluding current service cost), and other expense, net. Smurfit Westrock and Smurfit Kappa view Adjusted EBITDA as an appropriate and useful measure used to compare financial performance between periods. Adjusted EBITDA Margin is calculated as Adjusted EBITDA divided by Net Sales. Management believes Adjusted EBITDA and Adjusted EBITDA Margin measures provide Smurfit Westrock’s management, board of directors, investors, potential investors, securities analysts and others with useful information to evaluate Smurfit Westrock’s and Smurfit Kappa’s performance because, in addition to income tax expense, depreciation, depletion and amortization expense, interest expense, net, pension expense (excluding current service cost), and share-based compensation expense, Adjusted EBITDA also excludes restructuring costs, impairment of goodwill and other assets and other specific items that management believes are not indicative of the operating results of the business. Smurfit Westrock and its board of directors use this information in making financial, operating and planning decisions and when evaluating Smurfit Westrock’s and Smurfit Kappa’s performance relative to other periods. Smurfit Westrock and Smurfit Kappa uses the non-GAAP financial measure “Adjusted Free Cash Flow”. Smurfit Westrock and Smurfit Kappa define Adjusted Free Cash Flow as net cash provided by operations as adjusted to exclude certain costs not reflective of underlying operations. Management utilizes this measure in connection with managing Smurfit Westrock’s and Smurfit Kappa’s business and believes that Adjusted Free Cash Flow is useful to investors as a liquidity measure because it measures the amount of cash generated that is available, after reinvesting in the business, to maintain a strong balance sheet, pay dividends, repurchase stock, service debt and make investments for future growth. It should not be inferred that the entire free cash flow amount is available for discretionary expenditures. By adjusting for certain items that are not indicative of Smurfit Westrock’s and Smurfit Kappa’s underlying operational performance, Smurfit Westrock believes that Adjusted Free Cash Flow also enables investors to perform meaningful comparisons between past and present periods. Smurfit Westrock and Smurfit Kappa use the non-GAAP financial measures “Net Debt” and “Net Leverage Ratio” as useful measures to highlight the overall movement resulting from its operating and financial performance and its overall leverage position. Management believes these measures provide Smurfit Westrock’s board of directors, investors, potential investors, securities analysts and others with useful information to evaluate Smurfit Westrock’s and Smurfit Kappa’s repayment of debt relative to other periods. Smurfit Westrock and Smurfit Kappa define Net Debt as borrowings net of cash and cash equivalents. Smurfit Westrock and Smurfit Kappa define Net Leverage Ratio as Net Debt divided by last twelve months (“LTM”) Adjusted EBITDA.

23 Paper | Packaging | Solutions © 2024 Smurfit Westrock. All Rights Reserved. (in $ millions) Three months ended Six months ended June 30 2024 June 30 2023 June 30 2024 June 30 2023 Net income $ 132 $ 267 $ 323 $ 548 Income tax expense 55 72 131 185 Depreciation, depletion and amortization 160 143 308 283 Transaction-related expenses associated with the Combination 60 - 83 - Legislative or regulatory fines and reimbursements - - (18) - Interest expense, net 33 37 58 70 Pension expense (excluding current service cost) 29 10 39 20 Share-based compensation expense 16 19 31 36 Other expense, net (5) 8 - 15 Adjusted EBITDA $ 480 $ 556 $ 955 $ 1,157 Net Income Margin (Adjusted Income/Net Sales) 4.4% 8.7% 5.5% 8.7% Adjusted EBITDA Margin | (Adjusted EBITDA/Net Sales) 16.2% 18.1% 16.2% 18.3% Set forth on this slide is a reconciliation of the non-GAAP financial measures Adjusted EBITDA and Adjusted EBITDA Margin to Net income and Net Income Margin, the most directly comparable GAAP measures, for the periods indicated. (in $ millions) Last Twelve Months June 30 December 31 2024 2023 Net income $ 601 $ 826 Income tax expense 258 312 Depreciation, depletion and amortization 605 580 Transaction-related expenses associated with the Combination 161 78 Impairment of other assets 5 5 Legislative or regulatory fines and reimbursements (18) - Interest expense, net 127 139 Restructuring costs 27 27 Pension expense (excluding current service cost) 68 49 Share-based compensation expense 61 66 Other (income)/expense, net 31 46 Adjusted EBITDA $ 1,926 $ 2,128 Reconciliations to most comparable GAAP measure

24 Paper | Packaging | Solutions © 2024 Smurfit Westrock. All Rights Reserved. Set forth below is a reconciliation of the non-GAAP financial measure Adjusted Free Cash Flow to Net cash provided by operating activities, the most directly comparable GAAP measure, for the periods indicated. (in $ millions) Three months ended Six months ended June 30 2024 June 30 2023 June 30 2024 June 30 2023 Net cash provided by operating activities $ 340 $ 307 $ 382 $ 570 Adjustments: Capital expenditures (177) (224) (385) (459) Free Cash Flow $ 163 $ 83 $ (3) $ 111 Adjustments: Transaction costs paid 23 - 57 - Adjusted Free Cash Flow $ 186 $ 83 $ 54 $ 111 Set forth below is a reconciliation of the non-GAAP financial measure Net Debt and Net Leverage Ratio to total borrowings, the most directly comparable GAAP measure, for the periods indicated. (in $ millions, except Net Leverage Ratio) June 30 December 31 2024 2023 Current portion of debt (1) $ 387 $ 78 Non-current debt due after one year (1) 6,045 3,669 Less: Cash and cash equivalents (3,325) (1,000) Net Debt $ 3,107 $ 2,747 Adjusted EBITDA (LTM) 1,926 2,128 Net Leverage Ratio | (Net Debt/Adjusted EBITDA (LTM)) 1.6x 1.3x (1) Includes unamortized debt issuance costs. Reconciliations to most comparable GAAP measure (continued)

25 Paper | Packaging | Solutions © 2024 Smurfit Westrock. All Rights Reserved. ($ in millions) Combined Six Months Ended June 30, 2024 Net income 421 Income tax expense 164 Depreciation, depletion and amortization 1,091 Transaction-related expenses associated with the Combination 83 Legislative or regulatory fines and reimbursements (18) Interest expense, net 267 Restructuring costs, net 64 Pension expense (excluding current service cost) 43 Share-based compensation expense 55 Other expense, net 30 Loss on sale of RTS and Chattanooga 2 Other adjustments* 47 Equity in (income) of unconsolidated entities (7) Adjusted EBITDA 2,242 Adjusted EBITDA Margin | (Adjusted EBITDA/Net Sales) 14.5% Set forth below is a reconciliation of the non-GAAP financial measure Adjusted EBITDA to Net income, the most directly comparable GAAP measure, for the periods indicated Reconciliations to most comparable GAAP measure for Smurfit Kappa & WestRock *In relation to the “Other adjustments” amount of $47 million. This is compiled of: business systems transformation costs of $35 million and losses at closed plants of $12 million

26 Paper | Packaging | Solutions © 2024 Smurfit Westrock. All Rights Reserved. ($ in millions, except Net Leverage Ratio) Combined June 30, 2024 Current portion of debt $ 1,577 Non-current debt due after one year 13,669 Total debt $ 15,246 Cash and cash equivalents (3,786) Fair value of debt step-up (143) Net Debt $ 11,317 Adjusted EBITDA (LTM) 4,525 Net Leverage Ratio 2.5x Set forth below is a reconciliation of the non-GAAP financial measure Adjusted Free Cash Flow to Net cash provided by operating Reconciliations activities, the most directly comparable GAAP measure, for the periods indicated. to most comparable GAAP measure for Smurfit Kappa & WestRock (continued)